UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 18, 2014
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METHODE ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware State or Other Jurisdiction of Incorporation	0-2816 Commission File Number	36-2090085 IRS Employer Identification Number
7401 West Wilson Avenue, Chicago, Illinois 60706
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (708) 867-6777
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors: Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The annual meeting of the shareholders of Methode Electronics, Inc. ("Methode" or the “Company”) was held on September 18, 2014 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted to approve the Methode Electronics, Inc. 2014 Omnibus Incentive Plan (the “Plan”). A description of the terms and conditions of the Plan is set forth in “Proposal Three, Approval of the Methode Electronics, Inc. 2014 Omnibus Incentive Plan” in the Company’s 2014 Proxy Statement filed with the Securities and Exchange Commission on July 29, 2014 (the “Proxy Statement”), and such description is incorporated herein by reference. The descriptions set forth herein and in the Proxy Statement are summaries only and are qualified in their entirety by the full text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders
At the Annual Meeting, Methode's shareholders voted on proposals to (i) elect ten (10) directors to hold office until the next annual meeting of shareholders or until their successors are elected and qualified; (ii) ratify the Audit Committee's selection of Ernst & Young LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending May 2, 2015; (iii) approve the Plan; and (iv) cast an advisory vote on executive compensation. The voting results for each proposal were as follows:

1	Election of Directors:

Director	For	Against	Abstain	Broker Non-Votes
Walter J. Aspatore	32,540,120	190,065	51,124	3,321,312

Warren L. Batts	32,372,234	358,034	51,041	3,321,312

J. Edward Colgate	32,541,537	188,623	51,149	3,321,312

Darren M. Dawson	32,531,313	199,168	50,828	3,321,312

Donald W. Duda	32,577,964	187,188	16,157	3,321,312

Stephen F. Gates	32,660,957	69,612	50,740	3,321,312

Isabelle C. Goossen	32,680,766	49,538	51,005	3,321,312

Christopher J. Hornung	32,658,363	111,780	11,166	3,321,312

Paul G. Shelton	32,659,031	110,670	11,608	3,321,312

Lawrence B. Skatoff	32,560,090	69,927	151,292	3,321,312

2	Ratification of the selection of Ernst & Young LLP:

For	Against	Abstain	Broker Non-Votes
35,772,641	316,505	13,475	—

3	Approval of the Methode Electronics Inc. 2014 Omnibus Incentive Plan:

For	Against	Abstain	Broker Non-Votes
31,709,964	1,036,590	34,755	3,321,312

4	Advisory approval of Methode's named executive officer compensation:

For	Against	Abstain	Broker Non-Votes
32,254,007	396,175	131,127	3,321,312

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2014	METHODE ELECTRONICS, INC. By: /s/ Douglas A. Koman Douglas A. Koman Chief Financial Officer